                                                                 EXHIBIT 10.1(w)

                        SENSIENT TECHNOLOGIES CORPORATION
                            2002 DIRECTORS STOCK PLAN

                            Adopted December 6, 2001

                                   ARTICLE ONE

                ESTABLISHMENT, PURPOSE AND EFFECTIVE DATE OF PLAN

     Section 1.1 Establishment. Sensient Technologies Corporation, a Wisconsin
                 -------------
corporation (the "Company"), hereby establishes the "Sensient Technologies Corporation 2002 Non-Employee Director Stock Plan" (the "Plan") which provides for the grant of stock to Non-Employee Directors of the Company. For purposes of this Plan, a "Non-Employee Director" means any individual who is a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1936, as amended (the "Exchange Act").

     Section 1.2 Purpose. The purpose of this Plan is to advance the interests
                 -------
of the Company by aligning the interests of the Company's stockholders and Non-Employee Directors, and by enabling the Company to attract and retain the services of directors upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

     Section 1.3 Term of Plan. This Plan shall become effective upon its
                 ------------
adoption by the Company's Board of Directors (the "Board"). This Plan shall remain in effect, subject to the right of the Board to earlier terminate this Plan pursuant to Section 6.1 hereof, until all shares of Common Stock subject to it shall have been issued pursuant to the provisions hereof.

                                   ARTICLE TWO

                          ELIGIBILITY AND PARTICIPATION

     Section 2.1 Eligibility and Participation. Participants (the
                 -----------------------------
"Participants") in this Plan shall include each member of the Board who is a Non-Employee Director at the time Common Stock of the Company is issued pursuant to this Plan.

                                  ARTICLE THREE

                                 ADMINISTRATION

     Section 3.1 Administration. This Plan shall be administered by the
                 --------------
Nominating Committee of the Board.

     Section 3.2 Powers and Authority of the Nominating Committee. The
                 ------------------------------------------------
Nominating Committee, by majority action thereof, shall have complete and sole authority to:

     (a) Interpret this Plan and apply its provisions, and prescribe, amend and rescind rules, regulations, procedures, and forms relating to this Plan;

     (b) Authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

     (c) Amend any outstanding agreement relating to any Common Stock issued pursuant to this Plan, subject to legal restrictions and to the consent of the Participant who entered into such agreement; and

     (d) Make all other determinations and take all other actions deemed necessary or advisable for the administration hereof and provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company in connection herewith;

but only to the extent that any of the foregoing are not contrary to the express provisions hereof. Determinations, interpretations or other actions made or taken by the Nominating Committee pursuant to the provisions hereof shall be final, binding and conclusive for all purposes and upon all persons. The Nominating Committee's decisions need not be uniform and may be made selectively among Participants, whether or not they are similarly situated.

     Notwithstanding the foregoing, the Nominating Committee shall have no discretion or authority to: (i) designate the Participants to be issued Common
                             -
Stock; (ii) determine the number of shares of Common Stock to be issued to each
        --
such Participant; (iii) determine the terms and conditions of such Common Stock
                   ---
relating to restrictions or lapse thereof; or (iv) prescribe the consideration
                                               --
for the issuance of Common Stock hereunder and determine the sufficiency of such consideration, which matters shall be as hereafter provided.

     Section 3.3 Composition of Nominating Committee. The Nominating Committee
                 -----------------------------------
shall consist of no less than two members of the Board who shall be appointed by the Board.

                                  ARTICLE FOUR

                              STOCK SUBJECT TO PLAN

     Section 4.1 Number. The total number of shares of Common Stock reserved and
                 ------
available for issuance under this Plan shall initially be 30,000. The number of shares of Common Stock reserved and available for issuance hereunder shall be subject to adjustment upon occurrence of any of the events indicated in Section
4.2 hereof. The shares to be issued under this Plan shall consist of treasury Common Stock, not reserved for any other purpose. In the event any shares of Common Stock that are granted under the Plan are forfeited, such shares again shall become available for issuance under the Plan.

     Section 4.2 Adjustment in Capitalization. In the event of any change in the
                 ----------------------------
outstanding shares of Common Stock that occurs, whether prior to or after the effective date of this Plan, by reason of a Common Stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change, the aggregate number of shares of Common Stock authorized for issuance hereunder shall be appropriately adjusted by the Nominating Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Nominating Committee shall also have the discretion to make appropriate adjustments in the number of shares of Common Stock authorized for issuance to Participants hereunder.

                                  ARTICLE FIVE

                                  SHARE AWARDS

     Section 5.1 Grant of Common Stock. Subject to this Section and Sections
                 ---------------------
1.3, 4.1 and 4.2 hereof, each person who was a Non-Employee Director of the Company immediately following each annual meeting of shareholders of the Company shall, without further action by the Board or the Nominating Committee, be issued 300 shares of the Company's Common Stock (subject to appropriate adjustment as provided in Section in Section 4.2 hereof) as soon as reasonably practicable, but in no event later than [5 days], following such date. Such shares of Common Stock shall be evidenced by a written agreement to be entered into between the Company and the Participant. Such shares of Common Stock shall not be transferable and be immediately and automatically forfeited to the Company in the event the Participant ceases to serve as a member of the Board, provided, however, that such forfeiture provision shall lapse with respect to
--------
one-third of the shares of Common Stock so issued on the date of each of the next three annual meetings of stockholders, if the participant continuously serves as a member of the Board until such annual meeting date (such period until the forfeiture provision on the shares shall lapse, the "Period of Restriction"). The Nominating Committee shall have no discretion in determining the number of shares of Common Stock issued to each Participant.

     Section 5.2 Cessation of Service.
                 --------------------

     (a) Death, Disability or Retirement. Upon cessation of service as a
         -------------------------------
Non-Employee Director of the Company due to death, disability, voluntary retirement or retirement required under any mandatory policy of the Company then in effect, or for any other reason other than removal of the Participant from the Board as set forth in Section 5.2(b) below, the Period of Restriction shall immediately lapse.

     (b) Removal. Upon cessation of service as a Non-Employee Director of the
         -------
Company due to removal from the Board in accordance with the procedures set forth in Sections 180.0808 and 180.0809 of the Wisconsin Business Corporation Law or the Company's Bylaws, as amended from time to time, any shares of Common Stock with respect to which the Period of Restriction has not yet lapsed shall be immediately and automatically forfeited to the Company.

     Section 5.3 Change of Control.
                 -----------------

     (a) In the event of a "Change of Control" (as hereinafter defined), the Period of Restriction shall be deemed to have lapsed immediately prior to the consummation of the transaction constituting the Change of Control.

     (b) A "Change of Control" of the Company means:

          (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 20% or more of either (A) the then
                                                                    -
     outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding
                        -
     voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided,
                                                                 --------
     however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition
                                                             -
     directly from the Company, (2) any acquisition by the Company, (3) any
                                 -                                   -
     acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or
     (4) any acquisition pursuant to a transaction which complies with clauses
      -
     (A), (B) and (C) of subsection (iii) of this Section 5.3(b); or

          (ii) individuals who, as of December 6, 2001, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a
                            --------
     director subsequent to December 6, 2001 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

          (iii) consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities
                   -
     who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
     (B) no person (excluding any employee benefit plan (or related trust) of
      -
     the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the
          -
     corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

          (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     Section 5.4 Restrictions on Common Stock. Notwithstanding the foregoing,
                 ----------------------------
the Company may delay the issuance of Common Stock under the Plan until applicable Federal, "blue sky" and state securities law requirements and any stock exchange requirements are satisfied. The Nominating Committee shall impose such restrictions on any shares of Common Stock issued pursuant to this Plan as it may deem necessary or advisable to comply with restrictions under applicable Federal securities laws, under the requirement of any stock exchange upon which such shares of Common Stock are then listed, and under any "blue sky" or state securities laws applicable to such shares.

     Section 5.5 Registration. Any Common Stock granted hereunder to a
                 ------------
Participant may be evidenced in such manner as the Nominating Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Common Stock granted hereunder to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Nominating Committee) referring to the terms, conditions and restrictions applicable to such Common Stock. In the event such Common Stock is issued in book-entry form, the depository and the Company's transfer agent shall be provided with notice referring to the terms, conditions and restrictions applicable to such Common Stock, together with such stop-transfer instructions as the Nominating Committee deems appropriate.

     Section 5.6 Removal of Restrictions. Except as otherwise provided in
                 -----------------------
Sections 5.1, 5.2, 5.3 and 5.7 hereof, shares of Common Stock covered by each Common Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 5.5 removed from his or her stock certificates, to the extent such legend is no longer applicable.

     Section 5.7 Voting Rights. During the Period of Restriction, Participants
                 -------------
holding shares of Common Stock granted hereunder may exercise full voting rights with respect to those shares.

     Section 5.8 Dividends and Other Distributions. During the Period of
                 ---------------------------------
Restriction, Participants holding shares of Common Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.

     Section 5.9 Nontransferability of Common Stock. No shares of Common Stock
                 ----------------------------------
granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of decent and distribution, until the termination of the applicable Period of Restriction. All rights with respect to the Common Stock granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                   ARTICLE SIX

                               GENERAL PROVISIONS

     Section 6.1 Amendment and Termination. The Board may at any time amend,
                 -------------------------
alter, suspend, discontinue or terminate this Plan.

     Section 6.2 Taxes. The Company shall be entitled to withhold the amount of
                 -----
any tax attributable to shares of Common Stock deliverable under this Plan after giving the person entitled to receive such shares of Common Stock notice as far in advance as practicable, and the Company may defer delivery if any such tax may be pending unless and until indemnified to its satisfaction. A Participant may elect to pay all or a portion of the federal, state and local withholding taxes arising in connection with the lapse of restrictions on Common Stock, by electing to (i) have the Company withhold shares of Common Stock, (ii) tender
             -                                                     --
back shares of Common Stock received in connection with such benefit, or (iii)
                                                                          ---
deliver other previously owned shares of Common Stock, having a fair market value equal to the amount to be withheld; provided, however, that the amount to
                                          --------
be withheld shall not exceed the Participant's estimated total federal, state and local tax obligations associated with the transaction. The written election must be made on or before the date as of which the amount of tax to be withheld is determined. The fair market value of fractional shares of Common Stock remaining after payment of the withholding taxes shall be paid to the Participant in cash.

     Section 6.3 Indemnification. Each person who is or shall have been a member
                 ---------------
of the Nominating Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided, however, that he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     Section 6.4 Rights of Board Members. Nothing in this Plan shall interfere
                 -----------------------
with or limit in any way the rights of stockholders of the Company or the Board to elect or remove members of the Board at any time nor confer upon any Participant any right to continue as a member of the Board.

     Section 6.5 No Right to Specific Assets. Nothing contained in the Plan and
                 ---------------------------
no action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Participant, the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. To the extent that any Participant or his executor, administrator, or other personal representative, as the case may be, acquires a right to receive any benefit from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     Section 6.6 Rights as a Stockholder. A Participant shall have no rights as
                 -----------------------
a stockholder with respect to any Common Stock until he shall have become the holder of record of such Common Stock.

     Section 6.7 Headings and Captions. The headings and captions herein are
                 ---------------------
provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

     Section 6.8 Controlling Law. The issuance of Common Stock shall be subject
                 ---------------
to all applicable laws, rules and regulations, and to such approvals and any governmental agencies or national securities exchanges as may be required. This Plan shall be construed and enforced according to the laws of the State of Wisconsin without regard to conflict of laws.